                                                                    Exhibit 99.1

                                MONTHLY STATEMENT
                  _____________________________________________

                    CHASE USA MASTER TRUST (FORMERLY KNOWN AS
                             PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  _____________________________________________


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on September 15, 2004, and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and Class B
         Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000
                original certificate principal amount                                                                     $0.000000

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                      $0.000000

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                     $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                              $0.000000

         (5)    The amount set forth in A (4) above distributed to Class B Certificateholder with
                respect to interest per $1,000 original certificate principal amount                                      $0.000000

         (6)    The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
                respect to principal per $1,000 original certificate principal amount                                     $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 1999-1 Certificates

                (a)   The aggregate amount of Finance Charge Receivables collected during the
                      Monthly Period immediately preceding the Distribution Date                                     $66,797,133.68

                (b)   The aggregate amount of Interchange collected and allocated to the Trust for
                      the Monthly Period immediately preceding the Distribution Date                                  $6,241,755.03

                (c)   The aggregate amount of Principal Receivables collected during the Monthly
                      Period immediately preceding the Distribution Date                                             $461,813,894.54

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

                (d)   The Floating Allocation Percentage with respect to the Series 1999-1
                      Certificates for the Monthly Period immediately preceding the Distribution
                      Date                                                                                                1.559195%

                (e)   The Principal Allocation Percentage with respect to the Series 1999-1
                      Certificates for the Monthly Period immediately preceding the Distribution
                      Date                                                                                               13.269720%

                (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1
                      Certificates for the Monthly Period immediately preceding the Distribution
                      Date                                                                                            $1,138,818.54

                (g)   The Principal Receivables collected and allocated to the Series 1999-1
                      Certificates for the Monthly Period immediately preceding the Distribution
                      Date                                                                                           $61,281,410.84

         (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series
                1999-1 for the Monthly Period immediately preceding the Distribution Date.

                (a)   The Finance Charge Receivables and Interchange collected and allocated to
                      the Series 1999-1 Certificates                                                                  $1,138,818.54

                (b)   Collection Account and Special Funding Account investment earnings
                      allocated to the Series 1999-1 Certificates                                                             $0.00

                (c)   Principal Funding Account Investment Proceeds                                                       $3,964.74

                (d)   Reserve Draw Amount                                                                                     $0.00

                (e)   Additional Finance Charges from other Series allocated to the Series 1999-1
                      Certificates                                                                                            $0.00

                (f)   Payments, if any, on deposit as of the Determination Date received from any
                      Interest Rate Protection Agreements                                                                     $0.00

                (g)   Reallocated Class D Principal Collections                                                               $0.00

                (h)   Reallocated Collateral Principal Collections                                                            $0.00

                (i)   Reallocated Class B Principal Collections                                                               $0.00

                (j)   Total Available Finance Charge Collections and Reallocated Principal
                      Collections for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i)
                      above)                                                                                          $1,142,783.28

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

         (3)    Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the
                Distribution Date

                (a)   The Principal Receivables collected and allocated to the Series 1999-1
                      Certificates                                                                                   $61,281,410.84

                (b)   Shared Principal Collections from other Series allocated to the Series 1999-1
                      Certificates                                                                                   $13,604,353.69

                (c)   Additional amounts to be treated as Available Principal Collections pursuant
                      to the Series Supplement                                                                          $434,877.47

                (d)   Reallocated Class D Principal Collections                                                               $0.00

                (e)   Reallocated Collateral Principal Collections                                                            $0.00

                (f)   Reallocated Class B Principal Collections                                                               $0.00

                (g)   Available Principal Collections for Series 1999-1 (total of (a), (b) and (c)
                      minus (d), (e) and (f) above)                                                                  $75,320,642.00

         (4)    Delinquent Balances in the Trust

                           The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)   31-60 days                                                                                        $83,944,038
                (b)   61-90 days                                                                                         58,979,958
                (c)   91 or more days                                                                                   119,676,603
                                                                                                                       ------------
                (d)   Total Delinquencies                                                                              $262,600,599

         (5)    Defaulted Amount

                (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for
                      the Monthly Period immediately preceding the Distribution Date                                 $34,411,303.76

                (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed
                      during the Monthly Period immediately preceding the Distribution Date                           $6,520,146.17

                (c)   The Defaulted Amount for the Monthly Period immediately preceding the
                      Distribution Date [Defaulted Receivables minus Recoveries]                                     $27,891,157.59

                (d)   The Defaulted Amount for the Monthly Period immediately preceding the
                      Distribution Date allocable to the Series 1999-1 Certificates (the "Series 1999-
                      1 Defaulted Amount")                                                                              $434,877.47

                (e)   The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                      by the Class A Percentage]                                                                            ($0.00)

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

                (f)   The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                      by the Class B Percentage]                                                                              $0.00

         (6)    Class A Charge-Offs

                (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections applied to such Class A Defaulted
                      Amount, (ii) Reallocated Principal Collections applied to such Class A
                      Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                      Class A Defaulted Amount and (v) the amount by which the Class B Invested
                      Amount has been reduced in respect of such Class A Defaulted Amount (a
                      "Class A Charge-Off")                                                                                   $0.00

                (b)   The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                      investment)                                                                                             $0.00

                (c)   The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs for
                      prior Distribution Dates                                                                                $0.00

                (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                      amount of each Class A Certificateholder's investment)                                              $0.000000

                (e)   The amount, if any, by which the outstanding principal balance of the Class A
                      Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                      Date, after giving effect to all deposits, withdrawals and distributions on such
                      Distribution Date                                                                                       $0.00

         (7)    Class B Charge-Offs

                (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections applied to such Class B Defaulted
                      Amount, (ii) Reallocated Class D Principal Collections applied to such Class B
                      Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D
                      Invested Amount has been reduced in respect of such Class B Defaulted
                      Amount and (v) the amount by which the Collateral Invested Amount has been
                      reduced in respect of such Class B Defaulted Amount                                                     $0.00

                (b)   The amount by which the Class B Invested Amount has been reduced on the
                      Distribution Date in respect of Reallocated Class B Principal Collections                               $0.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

                (c)   The amount by which the Class B Invested Amount has been reduced on the
                      Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                      Charge-Offs")                                                                                           $0.00

                (d)   The total amount by which the Class B Invested Amount has been reduced on
                      the Distribution Date as set forth in items 7(a), (b) and (c )                                          $0.00

                (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                      of each Class B Certificateholder's investment)                                                     $0.000000

                (f)   The total amount reimbursed on the Distribution Date in respect of reductions
                      in the Class B Invested Amount on prior Distribution Dates                                             $0.00

                (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                      amount of each Class B Certificateholder's investment)                                              $0.000000

                (h)   The amount, if any, by which the outstanding principal balance of the Class B
                      Certificates exceeds the Class B Invested Amount if any, as of the
                      Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                      Distribution Date                                                                                       $0.00

         (8)    Reductions in the Collateral Interest

                (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections applied to such Collateral Defaulted
                      Amount, (ii) Reallocated Class D Principal Collections applied to such
                      Collateral Defaulted Amount and (iii) the Amount by which the Class D
                      Invested Amount has been reduced in respect of such Collateral Defaulted
                      Amount                                                                                                  $0.00

                (b)   The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated Collateral Principal
                      Collections                                                                                             $0.00

                (c)   The amount by which the Collateral Invested Amount has been reduced on the
                      Distribution Date in respect of items 6(a) and 7(a) above                                               $0.00

                (d)   The total amount by which the Collateral Invested Amount has been reduced
                      on the Distribution Date as set forth in items 8(a), (b) and (c)                                        $0.00

                (e)   The total amount reimbursed on the Distribution Date in respect of reductions
                      in the Collateral Invested Amount on prior Distribution Dates                                           $0.00

                (f)   The amount, if any, by which the outstanding principal balance of the
                      Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                      Distribution Date, after giving effect to all deposits, withdrawals and
                      distributions on the Distribution Date                                                                  $0.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

         (9)    Reductions in the Class D Interest

                (a)   The excess, if any, of the Class D Defaulted Amount over Available
                      Finance Charge Collections applied to such Class D Defaulted Amount                                     $0.00

                (b)   The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of Reallocated Principal Collections                                       $0.00

                (c)   The amount by which the Class D Invested Amount has been reduced on the
                      Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                         $0.00

                (d)   The total amount by which the Class D Invested Amount has been reduced on
                      the Distribution Date as set forth in items 9(a), (b) and (c )                                          $0.00

                (e)   The total amount reimbursed on the Distribution Date in respect of reductions
                      in the Class D Invested Amount on prior Distribution Dates                                              $0.00

                (f)   The amount, if any, by which the outstanding principal balance of the Class D
                      Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                      Date, after giving effect to all deposits, withdrawals and distributions on the
                      Distribution Date                                                                                       $0.00

         (10)   Investor Monthly Servicing Fee

                (a)   The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                      Servicer on the Distribution Date                                                                 $109,842.60

         (11)   Class A Monthly Interest

                (a)   Class A Monthly Interest payable on the Distribution Date                                             ($0.00)

         (12)   Class B Monthly Interest

                (a)   Class B Monthly Interest payable on the Distribution Date                                               $0.00

         (13)   Principal Funding Account Amount

                (a)   The amount on deposit in the Principal Funding Account on the Distribution Date,
                      after giving effect to all deposits, withdrawals and distributions on such
                      Distribution Date                                                                                       $0.00

                (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

         (14)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                effect to all deposits, withdrawals and distributions on such Distribution Date                               $0.00

         (15)   Reserve Account

                (a)   The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                      Date and the related Transfer Date                                                                      $0.00

                (b)   The Required Reserve Account Amount                                                                     $0.00

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                                 $500,000,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                             $0.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the
                Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                Pool Factor                                                                                                 0.00000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                                  $65,705,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                             $0.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                Invested Amount can be determined by multiplying the original denomination of the
                Class B Certificateholder's Certificate by the Pool Factor                                                 0.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                               $52,884,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Date                                                          $0.00

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

         (3)    The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
                 such Distribution Date                                                                                       0.00%

F)       Class D Invested Amount

         (1)    The Class D Initial Invested Amount                                                                  $22,436,642.00

         (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                             $0.00

         (3)    The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                such Distribution Date                                                                                        0.00%

G)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on
                the last day of the immediately preceding Monthly Period                                             $4,785,980,813

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                                   $228,258,511

H)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 days divided by number of days in calendar month.)  Effective November 2002
                monthly period.                                                                                              17.91%

         (2)    The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1999-1 Certificates as of the last
                day of the next preceding Monthly Period, multiplied by 12)                                                   6.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                Certificates for the preceding Monthly Period)                                                               10.98%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
                Period with respect to the related Distribution Date, divided by the Invested
                Amount of the Series 1999-1 Certificates as of the last day of the next preceding
                Monthly Period, multiplied  by 12)                                                                            7.16%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                Certificates for the preceding Monthly Period)                                                                3.82%

                         ______________________________

                         Series 1999-1 Monthly Statement
                      September 15, 2004 Distribution Date
                         ______________________________

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the next
                preceding Monthly Period)                                                                                    10.56%

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1)     Gross Yield

                a)    09/15/04                   17.91%
                b)    08/16/04                   12.57%
                c)    07/15/04                   17.80%

         2)     Net Loss Rate

                a)    09/15/04                    6.93%
                b)    08/16/04                    4.79%
                c)    07/15/04                    6.98%

         3)     Net Spread (Portfolio Yield Minus Base Rate)

                a)    09/15/04                    3.82%
                b)    08/16/04                    0.32%
                c)    07/15/04                    2.90%

                Three Month Average               2.35%

         4)     Monthly Payment Rate

                a)    09/15/04                   10.56%
                b)    08/16/04                    9.76%
                c)    07/15/04                   10.25%



                                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                          Servicer


                                          By: _________________________________
                                          Name:   Patricia Garvey
                                          Title:  Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

                    CHASE USA MASTER TRUST (FORMERLY KNOWN AS
                             PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                  _____________________________________________

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on September 15, 2004,and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and
         Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original certificate
                principal amount                                                                                          $6.241667

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                interest per $1,000 original certificate principal amount                                                 $6.241667

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                principal per $1,000 original certificate principal amount                                                $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original certificate
                principal amount                                                                                          $1.733333

         (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                interest per $1,000 original certificate principal amount                                                 $1.733333

         (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                principal per $1,000 original certificate principal amount                                                $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 2000-1 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly
                       Period immediately preceding the Distribution Date                                            $66,797,133.68

                (b)    The aggregate amount of Interchange collected and allocated to the Trust for the
                       Monthly Period immediately preceding the Distribution Date                                     $6,241,755.03

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

                (c)    The aggregate amount of Principal Receivables collected during the Monthly Period
                       immediately preceding the Distribution Date                                                  $461,813,894.54

                (d)    The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                     7.003758%

                (e)    The Principal Allocation Percentage with respect to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                    10.867901%

                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-1 Certificates for the Monthly Period immediately preceding the Distribution Date         $5,115,467.17

                (g)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates for
                       the Monthly Period immediately preceding the Distribution Date                                $50,189,475.40

         (2)    Available Finance Charge Collections and Reallocated Principal Collections for
                Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

                (a)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-1 Certificates                                                                            $5,115,467.17

                (b)    Collection Account and Special Funding Account investment earnings allocated to the
                       Series 2000-1 Certificates                                                                             $0.00

                (c)    Principal Funding Account Investment Proceeds                                                    $214,568.95

                (d)    Class A Reserve Draw Amount                                                                      $776,052.56

                (e)    Class B Reserve Draw Amount                                                                            $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series 2000-1
                       Certificates                                                                                           $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from any Interest
                       Rate Protection Agreements                                                                             $0.00

                (h)    Reallocated Class D Principal Collections                                                              $0.00

                (i)    Reallocated Collateral Principal Collections                                                           $0.00

                (j)    Reallocated Class B Principal Collections                                                              $0.00

                (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                       Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)             $6,106,088.68

         (3)    Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates           $50,189,475.40

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

                (b)    Shared Principal Collections from other Series allocated to the Series 2000-1
                       Certificates                                                                                           $0.00

                (c)    Additional amounts to be treated as Available Principal Collections pursuant to the
                       Series Supplement                                                                             $1,953,429.24

                (d)    Reallocated Class D Principal Collections                                                             $0.00

                (e)    Reallocated Collateral Principal Collections                                                          $0.00

                (f)    Reallocated Class B Principal Collections                                                             $0.00

                (g)    Available Principal Collections for Series 2000-1 (total of (a), (b) and (c) minus (d),
                       (e) and (f) above)                                                                           $52,142,904.64

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)    31-60 days                                                                                       $83,944,038
                (b)    61-90 days                                                                                        58,979,958
                (c)    91 or more days                                                                                  119,676,603
                                                                                                                        -----------
                (d)    Total Delinquencies                                                                             $262,600,599

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for the
                       Monthly Period immediately preceding the Distribution Date                                    $34,411,303.76

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                       Monthly Period immediately preceding the Distribution Date                                     $6,520,146.17

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                       Date [Defaulted Receivables minus Recoveries]                                                 $27,891,157.59

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                       Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted
                       Amount")                                                                                       $1,953,429.24

                (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                       Class A Percentage]                                                                            $1,347,192.58

                (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                       Class B Percentage]                                                                              $272,806.50

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

         (6)    Class A Charge-Offs

                (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                       Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A
                       Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                       Class B Invested Amount has been reduced in respect of such Class A Defaulted
                       Amount (a "Class A Charge-Off")                                                                        $0.00

                (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                       amount of each Class A Certificateholder's investment)                                             $0.000000

                (c)    The total amount reimbursed on the Distribution Date in respect of Class A Charge-
                       Offs for prior Distribution Dates                                                                      $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount
                       (which will have the effect of increasing, pro rata, the amount of each Class A
                       Certificateholder's investment)                                                                   $0.0000000

                (e)    The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                   $0.00

         (7)    Class B Charge-Offs

                (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Class B Defaulted Amount,
                       (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                       Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                       Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                       Class B Defaulted Amount                                                                               $0.00

                (b)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Class B Principal Collections                              $0.00

                (c)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class B Charge-
                       Offs")                                                                                                 $0.00

                (d)    The total amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date as set forth in items 7(a), (b) and (c)                                              $0.00

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

                (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount
                       (which will have the effect of reducing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                    $0.000000

                (f)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class B Invested Amount on prior Distribution Dates                                                    $0.00

                (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount
                       (which will have the effect of increasing, pro rata, the amount of each Class B
                       Certificateholder's investment)                                                                    $0.000000

                (h)    The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such Distribution
                       Date                                                                                                   $0.00

         (8)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                       Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                       of such Collateral Defaulted Amount                                                                    $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Collateral Principal Collections                           $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a) and 7(a) above                                              $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced on the
                       Distribution Date as set forth in items 8(a), (b) and (c)                                              $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Collateral Invested Amount on prior Distribution Dates                                                 $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving
                       effect to all deposits, withdrawals and distributions on the Distribution Date                         $0.00

         (9)    Reductions in the Class D Interest

                (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                       Collections applied to such Class D Defaulted Amount                                                   $0.00

                (b)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                      $0.00

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

                (c)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                        $0.00

                (d)    The total amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date as set forth in items 9(a), (b) and (c)                                              $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                       Class D Invested Amount on prior Distribution Dates                                                    $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving
                       effect to all deposits, withdrawals and distributions on the Distribution Date                         $0.00

         (10)   Investor Monthly Servicing Fee

                (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                       Distribution Date                                                                                $493,402.78

         (11)   Class A Monthly Interest

                (a)    Class A Monthly Interest payable on the Distribution Date                                      $2,621,500.00

         (12)   Class B Monthly Interest

                (a)    Class B Monthly Interest payable on the Distribution Date                                         $81,900.00

         (13)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the Distribution Date, after
                       giving effect to all deposits, withdrawals and distributions on such Distribution Date       $233,333,333.35

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the
                       Distribution Date occurring in May 2004 (The initial funding date for the Principal
                       Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                all deposits, withdrawals and distributions on such Distribution Date                                        $0.00

         (15)   Class A Reserve Account

                (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                  $2,100,000.00

                (b)    The Class A Required Reserve Account Amount                                                    $2,100,000.00

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

         (16)   Class B Reserve Account

                (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                       and the related Transfer Date                                                                    $118,125.00

                (b)    The Class B Required Reserve Account Amount                                                      $118,125.00

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                                 $420,000,000.00

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                             $420,000,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The
                amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                Certificate by the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                                  $47,250,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                              $47,250,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The
                amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                Certificate by the Pool Factor                                                                             1.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                               $42,000,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                              $42,000,000.00

         (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
                Date                                                                                                          8.00%

F)       Class D Invested Amount

         (1)    The Class D Initial Invested Amount                                                                  $15,750,000.00

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

         (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                                              $15,750,000.00

         (3)    The Class D Invested Amount as a percentage of the Invested Amount on such Distribution
                Date                                                                                                          3.00%

G)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the last
                day of the immediately preceding Monthly Period                                                      $4,785,980,813

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                the last day of the immediately preceding Monthly Period                                               $228,258,511

H)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates for
                the preceding Monthly Period (excluding payments received from Interest Rate Protection
                Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 divided by number of days in the
                calendar month.)  Effective November 2002 monthly period.                                                    13.73%

         (2)    The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next
                preceding Monthly Period, multiplied by 12)                                                                   4.46%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1 Certificates for
                the preceding Monthly Period)                                                                                 9.27%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the
                last day of the next preceding Monthly Period, multiplied by 12)                                              7.69%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates for
                the preceding Monthly Period)                                                                                 1.58%

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                Monthly Period)                                                                                              10.56%

I)       Series 2000-1 Information for the Last Three Distribution Dates

         1)     Gross Yield

                a)    09/15/04             13.73%
                b)    08/16/04             13.53%
                c)    07/15/04             14.71%

                        _________________________________

                         Series 2000-1 Monthly Statement
                      September 15, 2004 Distribution Date
                        _________________________________

         2)     Net Loss Rate

                a)    09/15/04             4.46%
                b)    08/16/04             4.58%
                c)    07/15/04             5.74%

         3)     Net Spread (Portfolio Yield Minus Base Rate)

                a)    09/15/04             1.58%
                b)    08/16/04             1.10%
                c)    07/15/04             0.99%

                Three Month Average        1.22%

         4)     Monthly Payment Rate

                a)    09/15/04             10.56%
                b)    08/16/04             9.76%
                c)    07/15/04             10.25%



                                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                          Servicer


                                          By: _________________________________
                                          Name:   Patricia Garvey
                                          Title:  Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  _____________________________________________

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on September 15, 2004 and with respect to the performance of the Trust during the month of August is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B
         Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)    The total amount distributed to Class A Certificateholders per $1,000 original
                certificate principal amount                                                                               $1.475000

         (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                       $1.475000

         (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                      $0.000000

         (4)    The total amount distributed to Class B Certificateholders per $1,000 original
                certificate principal amount                                                                               $1.758333

         (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to interest per $1,000 original certificate principal amount                                       $1.758333

         (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with
                respect to principal per $1,000 original certificate principal amount                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)    Allocation of Receivables Collections to the Series 2000-2 Certificates

                (a)    The aggregate amount of Finance Charge Receivables collected during the
                       Monthly Period immediately preceding the Distribution Date                                     $66,797,133.68

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

                (b)    The aggregate amount of Interchange collected and allocated to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                              $6,241,755.03

                (c)    The aggregate amount of Principal Receivables collected during the Monthly
                       Period immediately preceding the Distribution Date                                            $461,813,894.54

                (d)    The Floating Allocation Percentage with respect to the Series 2000-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                               11.981602%

                (e)    The Principal Allocation Percentage with respect to the Series 2000-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                               11.981602%

                (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                       2000-2 Certificates for the Monthly Period immediately preceding the Distribution Date          $8,751,228.76

                (g)    The Principal Receivables collected and allocated to the Series 2000-2
                       Certificates for the Monthly Period immediately preceding the Distribution
                       Date                                                                                           $55,332,701.64

         (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2
                for the Monthly Period immediately preceding the Distribution Date.

                (a)    The Finance Charge Receivables and Interchange collected and allocated to the
                       Series 2000-2 Certificates                                                                      $8,751,228.76

                (b)    Collection Account and Special Funding Account investment earnings
                       allocated to the Series 2000-2 Certificates                                                             $0.00

                (c)    Principal Funding Account Investment Proceeds                                                           $0.00

                (d)    Class A Reserve Draw Amount                                                                             $0.00

                (e)    Class B Reserve Draw Amount                                                                             $0.00

                (f)    Additional Finance Charges from other Series allocated to the Series 2000-2
                       Certificates                                                                                            $0.00

                (g)    Payments, if any, on deposit as of the Determination Date received from any
                       Interest Rate Protection Agreements                                                                     $0.00

                (h)    Reallocated Class D Principal Collections                                                               $0.00

                (i)    Reallocated Collateral Principal Collections                                                            $0.00

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

                (j)    Reallocated Class B Principal Collections                                                               $0.00

                (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                       Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)              $8,751,228.76

         (3)    Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the
                Distribution Date

                (a)    The Principal Receivables collected and allocated to the Series 2000-2
                       Certificates                                                                                   $55,332,701.64

                (b)    Shared Principal Collections from other Series allocated to the Series 2000-2
                       Certificates                                                                                            $0.00

                (c)    Additional amounts to be treated as Available Principal Collections pursuant to
                       the Series Supplement                                                                           $3,341,807.42

                (d)    Reallocated Class D Principal Collections                                                               $0.00

                (e)    Reallocated Collateral Principal Collections                                                            $0.00

                (f)    Reallocated Class B Principal Collections                                                               $0.00

                (g)    Available Principal Collections for Series 2000-2 (total of (a), (b) and (c)
                       minus (d), (e) and (f) above)                                                                  $58,674,509.06

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)    31-60 days                                                                                        $83,944,038
                (b)    61-90 days                                                                                         58,979,958
                (c)    91 or more days                                                                                   119,676,603
                                                                                                                        ------------
                (d)    Total Delinquencies                                                                              $262,600,599

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date                             $34,411,303.76

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date                           $6,520,146.17

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                                     $27,891,157.59

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 2000-2 Certificates (the "Series 2000-
                       2 Defaulted Amount")                                                                            $3,341,807.42

                (e)    The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                       by the Class A Percentage]                                                                      $2,598,157.12

                (f)    The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                       by the Class B Percentage]                                                                        $342,379.37

         (6)    Class A Charge-Offs

                (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                       (i) Available Finance Charge Collections applied to such Class A
                       Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                       Class A Defaulted Amount, (iii) the amount by which the Class D invested
                       Amount has been reduced in respect of such Class A Defaulted Amount,
                       (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                       Defaulted Amount (a "Class A Charge-Off")                                                               $0.00

                (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                       pro rata, the amount of each Class A Certificateholder's investment)                                $0.000000

                (c)    The total amount reimbursed on the Distribution Date in respect of Class A
                       Charge-Offs for prior Distribution Dates                                                                $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                       of each Class A Certificateholder's investment)                                                     $0.000000

                (e)    The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                                       $0.00

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

         (7)    Class B Charge-Offs

                (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Class B Defaulted
                       Amount, (ii) Reallocated Class D Principal Collections applied to such Class B
                       Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D
                       Invested Amount has been reduced in respect of such Class B Defaulted
                       Amount and (v) the amount by which the Collateral Invested Amount has been
                       reduced in respect of such Class B Defaulted Amount                                                     $0.00

                (b)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Class B Principal Collections                               $0.00

                (c)    The amount by which the Class B Invested Amount has been reduced on the
                       Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                       Charge-Offs")                                                                                           $0.00

                (d)    The total amount by which the Class B Invested Amount has been reduced on
                       the Distribution Date as set forth in items 7(a), (b) and (c)                                           $0.00

                (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                       of each Class B Certificateholder's investment)                                                     $0.000000

                (f)    The total amount reimbursed on the Distribution Date in respect of reductions
                       in the Class B Invested Amount on prior Distribution Dates                                              $0.00

                (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                       Class B Certificateholder's investment)                                                             $0.000000

                (h)    The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                                       $0.00

         (8)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                       (i) Available Finance Charge Collections applied to such Collateral
                       Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                       Class D Invested Amount has been reduced in respect of such Collateral
                       Defaulted Amount                                                                                        $0.00

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

                (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                       Collections                                                                                             $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on
                       the Distribution Date in respect of items 6(a) and 7(a) above                                           $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 8(a), (b) and (c)                                        $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates                                $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the
                       Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on the Distribution Date                                                                  $0.00

         (9)    Reductions in the Class D Interest

                (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance
                       Charge Collections applied to such Class D Defaulted Amount                                             $0.00

                (b)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of Reallocated Principal Collections                                       $0.00

                (c)    The amount by which the Class D Invested Amount has been reduced on the
                       Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                         $0.00

                (d)    The total amount by which the Class D Invested Amount has been reduced on
                       the Distribution Date as set forth in items 9(a), (b) and (c)                                           $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                       in the Class D Invested Amount on prior Distribution Dates                                              $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Class D
                       Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on the
                       Distribution Date                                                                                       $0.00

         (10)   Investor Monthly Servicing Fee

                (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                       Servicer on the Distribution Date                                                                 $844,083.33

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

         (11)   Class A Monthly Interest

                (a)    Class A Monthly Interest payable on the Distribution Date                                         $663,750.00

         (12)   Class B Monthly Interest

                (a)    Class B Monthly Interest payable on the Distribution Date                                         $104,269.17

         (13)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                              $40,909,000.00

                (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)   Deficit Controlled Accumulation Amount

                       The Deficit Controlled Accumulation Amount for the Distribution Date,
                       after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date                                                                                       $0.00

         (15)   Class A Reserve Account

                (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date and the related Transfer Date                                                 $2,250,000.00

                (b)    The Class A Required Reserve Account Amount                                                     $2,250,000.00

         (16)   Class B Reserve Account

                (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                       Date, after giving effect to all deposits, withdrawals and distributions on such
                       Distribution Date and the related Transfer Date                                                         $0.00

                (b)    The Class B Required Reserve Account Amount                                                             $0.00

C)       Class A Invested Amount

         (1)    The Class A Initial Invested Amount                                                                  $450,000,000.00

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

         (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                    $450,000,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                Invested Amount can be determined by multiplying the original denomination of the
                Class A Certificateholder's Certificate by the Pool Factor                                                  1.000000

D)       Class B Invested Amount

         (1)    The Class B Initial Invested Amount                                                                   $59,300,000.00

         (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                     $59,300,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
                Factor.                                                                                                     1.000000

E)       Collateral Invested Amount

         (1)    The Collateral Initial Invested Amount                                                                $49,200,000.00

         (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                     $49,200,000.00

         (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such
                Distribution Date                                                                                              8.50%

F)       Class D Invested Amount

         (1)    The Class D Initial Invested Amount                                                                   $20,300,000.00

         (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                                     $20,300,000.00

         (3)    The Class D Invested Amount as a percentage of the Invested Amount on such
                Distribution Date                                                                                              3.51%

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

G)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on
                the last day of the immediately preceding Monthly Period                                              $4,785,980,813

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                                    $228,258,511

H)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 divided by the number of days in the calendar month)  Effective November
                2002 monthly period.                                                                                          17.85%

         (2)    The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 2000-2 Certificates as of the last
                day of the next preceding Monthly Period, multiplied by 12)                                                    6.93%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2
                Certificates for the preceding Monthly Period)                                                                10.92%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly Period,
                multiplied by 12)                                                                                              4.27%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                Certificates for the preceding Monthly Period)                                                                 6.65%

         (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                Receivables with respect to all Receivables in the Trust for the preceding Monthly
                Period divided by the amount of Receivables in the Trust as of the last day of the next
                preceding Monthly Period)                                                                                     10.56%

I)       Series 2000-2 Information for the Last Three Distribution Dates

         1)     Gross Yield

                a)       09/15/04                     17.85%
                b)       08/16/04                     16.11%
                c)       07/15/04                     17.64%

                     ______________________________________

                         Series 2000-2 Monthly Statement
                      September 15, 2004 Distribution Date
                     ______________________________________

         2)     Net Loss Rate

                a)       09/15/04                     6.93%
                b)       08/16/04                     6.25%
                c)       07/15/04                     6.98%

         3)     Net Spread (Portfolio Yield Minus Base Rate)

                a)       09/15/04                     6.65%
                b)       08/16/04                     5.69%
                c)       07/15/04                     6.71%

                Three Month Average                   6.35%

         4)     Monthly Payment Rate

                a)       09/15/04                     10.56%
                b)       08/16/04                     9.76%
                c)       07/15/04                     10.25%


                                          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                          Servicer


                                          By: _____________________________
                                          Name:       Patricia Garvey
                                          Title:      Vice President


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